Prepaid and Other Assets - Schedule of other Noncurrent assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Assets, Noncurrent [Abstract]
Operating lease right-of-use assets	$ 41,900	$ 93,924
Deposits		8,364	$ 9,200
Contingent consideration related to South Africa divestiture		6,120	4,986
Workers' compensation receivable		5,583	6,010
Other long-term assets		2,556	5,440
Total other assets	$ 76,348	$ 116,547	$ 25,636